===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Cabot Industrial Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            Cabot Industrial Trust
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            CABOT INDUSTRIAL TRUST
                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108

                               ----------------

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                                      and
                                PROXY STATEMENT

                               ----------------

                                                                 March 30, 2001

Dear Shareholder:

  You are cordially invited to attend our 2001 Annual Meeting of Shareholders, which will be held on Thursday, May 10, 2001, at 9:00 a.m., local time at State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts.

  The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at the Annual Meeting. We will also report on matters of current interest to our shareholders, and there will be an opportunity following the formal meeting for questions and answers.

  Please sign and return the enclosed proxy card in the envelope provided as soon as possible so that your shares will be represented at the meeting. This will not prevent you from attending the meeting and voting in person or from changing your vote by executing a subsequent proxy. You are encouraged to specify your choices on the matters indicated. However, it is not necessary to specify your choice on a matter if you wish to vote in accordance with the recommendations of the Company's Board of Trustees, in which case merely signing, dating, and returning the proxy card will be sufficient.

  On behalf of the Board of Trustees and management of Cabot Industrial Trust, I would like to express our appreciation for your interest in the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/Ferdinand Colloredo-Mansfeld
                                          Ferdinand Colloredo-Mansfeld
                                          Chairman and Chief Executive Officer


   ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING. IF YOU DO NOT INTEND TO BE PRESENT AT THE MEETING IN PERSON PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE IN ORDER THAT THE NECESSARY QUORUM MAY BE ASSURED. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE MEETING.

                            CABOT INDUSTRIAL TRUST
                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108

                               ----------------

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 10, 2001

                               ----------------

TO THE SHAREHOLDERS OF CABOT INDUSTRIAL TRUST:

  NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Cabot Industrial Trust, a Maryland real estate investment trust (the "Company"), will be held on Thursday, May 10, 2001, at 9:00 a.m., local time, for the following purposes:

    1. To elect two Class I Trustees to the Board of Trustees of the Company to serve for three-year terms;

    2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

    3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

  The Board of Trustees has selected March 19, 2001 as the record date for the Annual Meeting. Only those shareholders of record as of the close of business on that date, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                          By Order of the Board of Trustees,

                                          /s/ Neil E. Waisnor

                                          Neil E. Waisnor
                                          Senior Vice President--Finance,
                                           Treasurer and Secretary

Boston, Massachusetts
March 30, 2001

                            CABOT INDUSTRIAL TRUST
                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108

                               ----------------

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 10, 2001

                               ----------------

Time and Location of Annual Meeting

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Cabot Industrial Trust (the "Company") for use at the Company's 2001 Annual Meeting of Shareholders to be held Thursday, May 10, 2001 at 9:00 a.m., local time at State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about March 30, 2001.

Voting Rights and Solicitation

  Only holders of the Company's common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), of record at the close of business on March 19, 2001 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. Each Common Share is entitled to one vote on all matters to be voted upon by shareholders at the meeting. There were 40,659,128 Common Shares outstanding as of the Record Date.

  The presence in person or by proxy of a majority of the outstanding shares entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Each valid proxy received by the Company in response to this solicitation will be voted at the Annual Meeting and any adjournments or postponements thereof as indicated on the proxy. If no indication is made with respect to a proposal, the proxy will be voted for election of the Trustees named in this Proxy Statement and for ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for 2001. The proxies solicited hereby also confer authority on the proxy holders named therein to vote in accordance with their best judgement on any other matter that may come before the Annual Meeting and may properly be voted upon.

  The nominees receiving the highest number of affirmative votes in each class, up to the number of Trustees to be elected in that class, will be elected Trustees of the Company. Shareholders do not have the right to cumulate their votes in the election of Trustees. Ratification of the appointment of the independent public accountants requires the affirmative vote of a majority of the votes cast on that proposal at the Annual Meeting. Abstentions and broker non-votes will be counted as present at the meeting for determining the presence of a quorum, but will have no effect on the outcome of the votes on the proposals described in this Proxy Statement.

  Any person submitting a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. In addition, persons submitting proxies may elect to attend the Annual Meeting and vote in person, although mere attendance at the meeting will not serve to revoke a proxy.

Cost of Solicitation

  The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, Trustees, officers and employees of the Company, who will not receive additional compensation for such services, may solicit proxies in person or by telephone or other means of communication. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of the Common Shares held of record by them and will be reimbursed by the Company for their reasonable expenses in doing so.

                     PRINCIPAL AND MANAGEMENT SHAREHOLDERS

  The following table sets forth, as of February 28, 2001 (unless otherwise indicated), the beneficial ownership of Common Shares of (i) each person known by the Company to own more than 5% of the Common Shares, (ii) each Trustee and nominee, (iii) each person named in the Summary Compensation Table herein, and
(iv) all Trustees and executive officers of the Company as a group. The table also sets forth the number of limited partnership units ("Units") of Cabot Industrial Properties, L.P., the Company's subsidiary operating partnership (the "Operating Partnership"), owned by each beneficial owner of Units who, upon exchange of Units for Common Shares, would own more than 5% of the Common Shares, and by the persons and group specified in clauses (ii) through (iv) above. Pursuant to the Amended and Restated Agreement of Limited Partnership, as amended, of the Operating Partnership (the "Operating Partnership Agreement"), the Units are exchangeable for Common Shares on a one-for-one basis or the cash equivalent thereof (as determined by the Company). Unless otherwise indicated, the persons and entities named below have sole voting and investment power with respect to all Common Shares and Units shown as beneficially owned by them.

                                                           Percent of
                                                           All Common Percent of
                                        Common             Shares and All Common
         Beneficial Owner(1)            Shares     Units    Units(2)  Shares(3)
         -------------------           --------- --------- ---------- ----------
Ferdinand Colloredo-Mansfeld (4).....      2,050 1,714,187    3.9%       4.1%
Robert E. Patterson (5)..............     40,000   432,731    1.1%       1.2%
Franz Colloredo-Mansfeld (6).........      6,400   343,297     *          *
Andrew D. Ebbott (7).................      2,000   257,104     *          *
Howard B. Hodgson, Jr. (8)...........      1,501   257,104     *          *
Eugene F. Reilly (7).................        --    251,021     *          *
Neil E. Waisnor (7)..................      1,000   257,104     *          *
George M. Lovejoy, Jr. (9)...........     12,477       --      *          *
Christopher C. Milliken (10).........     15,282       --      *          *
Maurice Segall (10)..................     17,682       --      *          *
W. Nicholas Thorndike (10)...........     25,182       --      *          *
Ronald L. Skates (10)(11)............     29,182       --      *          *
IBM Personal Pension Plan Trust (12).  6,800,850       --    15.6%      16.7%
New York State Teachers' Retirement
 System (13).........................  5,951,526       --    13.6%      14.6%
Commonwealth of Pennsylvania, Public
 School Employes' Retirement System
 (14)................................  5,564,163       --    12.7%      13.7%
State of Wisconsin Investment Board
 (15)................................  2,959,534       --     6.8%       7.3%
Leland Stanford Jr. Endowment Fund
 (16)................................  2,367,923       --     5.4%       5.8%
All Trustees and executive officers
 as a group (12 persons).............    152,756 3,462,548    7.9%       8.2%

--------
  *    Less than 1%.

 (1) Unless otherwise indicated, the address of each named person or the title holding entity is c/o Cabot Industrial Trust, Two Center Plaza, Suite 200, Boston, Massachusetts 02108.

 (2) Assumes that all Units are exchanged for Common Shares on a one-for-one basis, and includes options beneficially owned by the identified person or group (and no other person) which are exercisable and related vested distribution equivalent units (DEUs).

 (3) Assumes that all Units beneficially owned by the identified person or group (and no other person) are exchanged for Common Shares on a one-for-one basis, and includes options beneficially owned by the identified person or group (and no other person) which are exercisable and related vested DEUs.

 (4) Includes 150,000 Units owned by family trusts with respect to which Mr. Colloredo-Mansfeld has shared voting and investment power as a co-trustee, 434,824 Units held of record by C-M Holdings L.P., 35,140 Units held of record by Alces Corporation, 12,166 Units held of record by Cabot Realty Advisors

    Corporation and 4,700 Units held of record by Mr. Colloredo-Mansfeld's spouse. C-M Holdings L.P. is a limited partnership of which Mr. Colloredo-Mansfeld owns a 96% partnership interest. Alces Corporation is C-M Holdings L.P.'s sole general partner in which Mr. Colloredo-Mansfeld owns all of the common stock and Cabot Realty Advisors Corporation is wholly owned by Mr. Colloredo-Mansfeld. Also includes 358,750 shares issuable under exercisable options and 9,681 related vested DEUs.

 (5) Includes 2,000 Common Shares held by Mr. Patterson's children and 38,000 Common Shares held by trusts with respect to which he has shared voting and investment power. Mr. Patterson disclaims beneficial ownership of these Common Shares. Also includes 296,250 shares issuable under exercisable options and 7,891 related vested DEUs.

 (6) Includes 50,000 Units owned by a family trust with respect to which Mr. Colloredo-Mansfeld is a beneficiary and has shared voting and investment power, with his father, Ferdinand Colloredo-Mansfeld, as a co-trustee. Also includes 265,000 shares issuable under exercisable options and 7,006 related vested DEUs.

 (7) Includes 215,000 shares issuable under exercisable options and 5,605 related vested DEUs.

 (8) Includes 750 Common Shares held of record by Mr. Hodgson's three children. Also includes 215,000 shares issuable under exercisable options and 5,605 related vested DEUs.

 (9) Includes 10,000 shares issuable under exercisable options and 477 related vested DEUs.

(10) Includes 14,000 shares issuable under exercisable options and 1,182 related vested DEUs.

(11) Includes 2,000 Common Shares in which Mr. Skates has shared voting and investment powers, owned by family trusts of which Mr. Skates is co-trustee and in which each trustee has the power without the other to both vote and dispose of trust assets.

(12) Common Shares held of record by the Chase Manhattan Bank as directed trustee for the IBM Personal Pension Plan Trust (formerly known as the IBM Retirement Plan Trust). Information based on a Schedule 13G/A, dated as of January 8, 2001, filed with the Securities and Exchange Commission and, after taking into account the subsequent sale of 500,000 Common Shares, based on amount of Common Shares held of record. The address of IBM Personal Pension Plan Trust is 3001 Summer Street, Stamford, Connecticut 06905.

(13) Based on information provided by such shareholder to the Company. Common Shares held of record by Ronis & Co., for the benefit of New York State Teachers' Retirement System. The business address of these entities is c/o Bankers Trust Company, 14 Wall Street, New York, New York 10005.

(14) Information based on a Schedule 13G, dated January 31, 2001, filed with the Securities and Exchange Commission. The business address of Pennsylvania Public School Employes' Retirement System is 5 North Fifth Street, P.O. Box 125, Harrisburg, PA 17108-0125.

(15) Information based on a Schedule 13G/A, dated February 14, 2001, filed with the Securities and Exchange Commission. The address of State of Wisconsin Investment Board is P.O. Box 7842, 121 East Wilson Street, Madison, Wisconsin 53707.

(16) Information based on a Schedule 13G, dated as of May 19, 2000, filed with the Securities and Exchange Commission. The business address of Leland Stanford, Junior University is c/o Director of Real Estate Development, Stanford Management Company, 2770 Sand Hill Road, Menlo Park, California 94025.

                       PROPOSAL 1. ELECTION OF TRUSTEES

  The Board of Trustees presently consists of seven Trustees and is divided into three classes. Under the Company's Declaration of Trust, a majority of the Board must be persons other than officers or employees of the Company ("Independent Trustees"). One class of Trustees is elected annually, and each Trustee in the class serves a three-year term. The Board has nominated George
M. Lovejoy, Jr. and Maurice Segall for re-election to the Board at the Annual Meeting as Class I Trustees to serve until the annual meeting of shareholders in 2004. Each of the nominees has indicated his willingness to serve if elected at the Annual Meeting. In the event that a nominee should become unwilling or unable to serve, all duly executed proxies will be voted for the election of such other person as may be designated by the Board of Trustees. Unless authority to vote for a nominee is withheld, all votes represented by a properly executed proxy will be cast in favor of Messrs. Lovejoy and Segall.

  The Board of Trustees recommends a vote FOR each of the nominees for Trustee.

  The table below contains a brief description of the business experience and positions held by each of the Trustees of the Company.

                                    Positions with Cabot Trust, Business
Name                       Age         Experience and Other Positions
----                       ---      ------------------------------------
Nominees for Election as
 Class I Trustees:
George M. Lovejoy,          70 Mr. Lovejoy became a Trustee of the Company in
 Jr.(1)(2)(3).............     March 1999. Mr. Lovejoy has since 1995 been
                               President of Fifty Associates, a real estate
                               investment company of which he has been an
                               executive officer since 1966, and was a senior
                               executive officer from 1972 to 1995 of
                               Meredith & Grew, a real estate service company
                               of which he was President from 1978 to 1988
                               and Chairman from 1988 to 1995. He is a
                               Trustee of MGI Liquidations Trust and a
                               Director of Scudder Global High Income Fund.
                               Mr. Lovejoy's professional organization
                               affiliations include the Counselors of Real
                               Estate, the Greater Boston Building Owners &
                               Managers Association and the Greater Boston
                               Real Estate Board, each of which organizations
                               he served as President, the International
                               Council of Shopping Centers, the Massachusetts
                               Association of Realtors, the National
                               Association of Realtors and the Institute of
                               Real Estate Management. He is also a Trustee
                               and a past President of the New England
                               Aquarium, a member of the Corporation of
                               Northeastern University and a member and past
                               Chairman of the Massachusetts Advisory
                               Committee of the Nature Conservancy.

Maurice Segall(1)(2)(3)...  71 Mr. Segall has been a Trustee of the Company since February 1998. Mr. Segall had been a senior lecturer at the MIT-Sloan School of Management from 1989 until his retirement from that position in 1999 and a senior advisor to the Boston Consulting Group from 1989 until his retirement in 2000. Until 1989, he was Chairman, President and Chief Executive
                               Corporate Officer of Zayre Corporation, which he joined as President and Chief Executive
                               Officer in 1978. Mr. Segall was a Director of
                               AMR Corporation until his retirement from that position in December 1999. He is a Director of Harcourt General, Inc. a retired Trustee of
                               Massachusetts General Hospital; he is also a Trustee of the Boston Museum of Fine Arts.

                                     Positions with Cabot Trust, Business
Name                        Age         Experience and Other Positions
----                        ---      ------------------------------------
Class II Trustees with
 Terms
 Expiring in 2002:
Ronald L. Skates(1)(2)(3)..  59 Mr. Skates has been a Trustee of the Company since February 1998. Mr. Skates was President,
                                Chief Executive Officer, and Director of Data
                                General Corporation from 1989 through October
                                1999. Prior to joining Data General
                                Corporation in 1986, Mr. Skates was a Partner
                                of Price Waterhouse LLP, certified public
                                accountants. He is a member of the American
                                Institute of Certified Public Accountants and
                                the Massachusetts Society of Certified Public
                                Accountants. He is also a Director of Cabot
                                Microelectonics Corporation, Eastern Bank and
                                Partners Healthcare System, Inc. and a Trustee
                                of Massachusetts General Hospital.

W. Nicholas                  68 Mr. Thorndike has served as a Trustee of the
 Thorndike(1)(2)(3)........     Company since February 1998. Mr. Thorndike
                                retired in 1988 from Wellington Management
                                Company/Thorndike, Doran, Paine and Lewis
                                where he was Chairman of the Board and
                                Managing Partner. Mr. Thorndike serves as a
                                Director of Courier Corporation and the
                                Providence Journal (where he is Chairman of
                                the Executive Committee). He also serves as an
                                Honorary Trustee of Massachusetts General
                                Hospital, having served as its Chairman of the
                                Board from 1987 to 1992 and President from
                                1992 to 1994, and serves as a Trustee of
                                Northeastern University and The Putnam Group
                                of Mutual Funds.

Class III Trustees with
 Terms
 Expiring in 2003:
Christopher C.               55 Mr. Milliken has been a Trustee of the Company
 Milliken(1)(2)(3).........     since February 1998. He has been President and
                                Chief Executive Officer of the Boise Cascade
                                Office Products Corporation since April 1998,
                                previously having served as Senior Vice
                                President, Operations from 1995 to April 1998
                                and Eastern Regional Manager from 1990 to
                                1995. Prior to beginning his career at Boise
                                Cascade Office Products Corporation in 1977,
                                Mr. Milliken served in various merchandise
                                management positions at Marshall Field &
                                Company from 1970 to 1977.

Ferdinand Colloredo-         61 Ferdinand Colloredo-Mansfeld has served as
 Mansfeld..................     Chairman of the Board of Trustees and Chief
                                Executive Officer of the Company since its
                                formation in October 1997. Mr. Colloredo-
                                Mansfeld also serves as the Chairman and Chief
                                Executive Officer of Cabot Advisors.
                                Mr. Colloredo-Mansfeld served as Chairman,
                                Chief Executive Officer and Chief Investment
                                Officer of Cabot Partners Limited Partnership
                                from 1990 to 1997, having previously served in
                                the same positions with Cabot, Cabot & Forbes
                                Realty Advisors, Inc., an affiliate of Cabot,
                                Cabot & Forbes, since its formation in 1986.
                                Mr. Colloredo-Mansfeld began his real estate
                                career in 1970

                                       Positions with Cabot Trust, Business
Name                          Age         Experience and Other Positions
----                          ---      ------------------------------------
Ferdinand Colloredo-Mansfeld      when he joined Cabot, Cabot & Forbes, a
 (continued)................      national real estate development, management
                                  and construction firm, becoming its Chief
                                  Financial Officer in 1973, Chief Operating
                                  Officer in 1974 and Chief Executive Officer in
                                  1976, a position he held until his retirement
                                  from that company in 1989. As Chief Executive
                                  Officer, Mr. Colloredo-Mansfeld oversaw the
                                  development and management of approximately $4
                                  billion of commercial properties in twenty
                                  states, including 35 master planned suburban
                                  business and industrial parks. Mr. Colloredo-
                                  Mansfeld is a graduate of Harvard College and
                                  Harvard Business School. He is a former
                                  limited partner in Brown Brothers Harriman &
                                  Co., having withdrawn from the partnership as
                                  of December 31, 2000. Mr. Colloredo-Mansfeld
                                  is also a Director of Raytheon Company and
                                  former Director of Shawmut National Corp. and
                                  Data General Corp. He is a Trustee (former
                                  Chairman of the Board of Trustees) of the
                                  Massachusetts General Hospital, a Trustee of
                                  the Committee for Economic Development, and a
                                  member of the Board of Directors, Boston
                                  Private Industry Council. Mr. Colloredo-
                                  Mansfeld is the father of Franz Colloredo-
                                  Mansfeld, the Company's Chief Financial
                                  Officer.

Robert E. Patterson.........   56 Mr. Patterson has served as President and a
                                  Trustee of the Company since its formation in
                                  October 1997. Mr. Patterson served as
                                  Executive Vice President, Director of
                                  Acquisitions and a member of the Investment
                                  Committee of Cabot, Cabot & Forbes Realty
                                  Advisors, Inc. and, subsequently, Cabot
                                  Partners Limited Partnership from 1987 to
                                  1997. Mr. Patterson began his real estate
                                  career in 1972 as a lawyer with the firm of
                                  Gaston, Snow & Ely Bartlett. In 1978, he
                                  became the first Executive Director of the
                                  Massachusetts Industrial Finance Agency and
                                  remained in that position until 1983 when he
                                  joined the Beal Companies, a Boston-based real
                                  estate development, management and investment
                                  firm as Senior Vice President. He joined
                                  Cabot, Cabot & Forbes Realty Advisors, Inc. in
                                  1987 to head its acquisitions group and was a
                                  founding partner of Cabot Partners Limited
                                  Partnership upon its formation as an
                                  independent entity in 1990. Mr. Patterson is a
                                  graduate of Harvard College and Harvard Law
                                  School. He is a Trustee of The Putnam Group of
                                  Mutual Funds, a Trustee of the Sea Education
                                  Association, Chairman of the Board of Trustees
                                  of the Joslin Diabetes Center, and a Director
                                  of the Brandywine Trust Company. He is a
                                  member of numerous industry associations,
                                  including the National Association of Real
                                  Estate Investment Trusts and the Urban Land
                                  Institute.

--------
(1)   Member of Audit and Compliance Committee
(2)  Member of the Executive Compensation Committee
(3)  Member of the Nominating Committee

Meetings of the Board and Committees

  The Board of Trustees held five meetings in 2000. The Board of Trustees has three standing committees: the Audit and Compliance Committee, the Executive Compensation Committee and the Nominating Committee.

  The Audit and Compliance Committee consists solely of the Independent Trustees, with Mr. Skates as Chairman. It held three meetings in 2000. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent public accountants, Arthur Andersen LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit and Compliance Committee is responsible for, among other things, monitoring and overseeing these processes, recommending to the Board of Trustees, subject to shareholder ratification, the selection of independent public accountants, reviewing with the independent public accountants the plan and scope of the audit and the audit fees, and reviewing the professional services provided by, and the independence of, the independent public accountants.

  In 2000, the Audit and Compliance Committee recommended to the full Board of Trustees adoption of an audit committee charter, and the Board of Trustees approved the Audit and Compliance Committee Charter, which is attached to this Proxy Statement as Appendix A.

  The Executive Compensation Committee determines compensation levels and policies for the Company's senior executive officers and implements the Company's Long-Term Incentive Plans. The Executive Compensation Committee consists solely of the Independent Trustees, with Mr. Thorndike as Chairman. Mr. Skates was appointed as a member in 2000. It held two meetings in 2000.

  The Nominating Committee was formed in 1999 to select individuals to nominate for election to the Board of Trustees. The Committee is to consider the business and other knowledge and experience of potential nominees, including nominees suggested by shareholders, and their ability to enhance the Board in its direction and supervision of management and in enhancing the best interests of shareholders. The Nominating Committee has Mr. Segall as Chairman and all Independent Trustees are members. It held one meeting in 2000.

  During 2000, each Trustee attended at least 75% of the total number of meetings of the Board and the committees on which he served.

Compensation of Trustees

  Independent Trustees receive an annual retainer of $18,000 and per meeting compensation of $1,000 for board meetings and $500 for committee meetings. The Chairmen of the Audit and Compliance Committee, the Executive Compensation Committee and the Nominating Committee each receive an additional $1,000 annually for their services in those capacities, and each Trustee is reimbursed for out-of-town travel expenses incurred in attending Board and committee meetings. Each Independent Trustee also receives, under the Company's Long-Term Incentive Plans, a grant of options to purchase 10,000 Common Shares on the date the Trustee becomes a Trustee, and an additional grant of options to purchase 4,000 Common Shares each year on the date of the Company's annual meeting of shareholders provided they have been reelected or are continuing to serve as Trustees following the meeting. Option grants include rights to receive distribution equivalent units ("DEUs") calculated and credited annually on December 31, based on the extent to which the annual dividend rate on the Company's Common Shares exceeds the average dividend rate on the common shares of the companies comprising the Standard & Poor's 500 Index. DEUs vest over one year for Independent Trustees. The exercise price per share for options granted to Independent Trustees is the market price of a Common Share on the date of grant. Options granted to Independent Trustees become exercisable on the first anniversary of the date of grant.

                            EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

  The following table sets forth information concerning the compensation earned by the Company's Chief Executive Officer and each of its six other most highly compensated executive officers (collectively, the "Named Executive Officers") during the fiscal years ended December 31, 2000, 1999 and 1998.

                          Summary Compensation Table

                                                     Long-Term
                                      Annual       Compensation
                                   Compensation       Awards
                                 ----------------- -------------
                                                    Securities
Name and Principal                                  Underlying      All Other
Position                 Year     Salary   Bonus   Options(#)(1) Compensation(2)
------------------       ----    -------- -------- ------------- ---------------
Ferdinand Colloredo-
 Mansfeld............... 2000    $312,000 $382,200    165,000        $1,800
 Chairman of the Board   1999    $300,000 $210,000     85,000        $1,800
  and Chief Executive
  Officer                1998(3) $240,315 $168,200    500,000        $1,800

Robert E. Patterson..... 2000    $265,200 $290,040    130,000        $1,800
 President               1999    $255,000 $178,500     60,000        $1,800
                         1998(3) $222,178 $155,500    425,000        $1,800

Franz Colloredo-
 Mansfeld............... 2000    $197,300 $231,175    110,000        $1,800
 Senior Vice President   1999    $190,000 $142,500     60,000        $1,800
  and Chief Financial
  Officer                1998(3) $158,698 $119,000    375,000        $1,800

Andrew D. Ebbott........ 2000    $189,300 $221,875     75,000        $1,800
 Senior Vice President-- 1999    $182,000 $136,500     60,000        $1,800
  Director of
  Acquisitions           1998(3) $158,699 $169,000    300,000        $1,800

Howard B. Hodgson, Jr... 2000    $189,300 $221,875     75,000        $1,800
 Senior Vice President-- 1999    $182,000 $136,500     60,000        $1,800
  Director of Real
  Estate Operations      1998(3) $158,699 $119,000    300,000        $1,800

Eugene F. Reilly........ 2000    $189,300 $221,875     75,000        $1,800
 Senior Vice President-- 1999    $182,000 $136,500     60,000        $1,800
  Director of
  Development            1998(3) $158,699 $119,000    300,000        $1,800

Neil E. Waisnor......... 2000    $189,300 $221,875     75,000        $1,800
 Senior Vice President--
  Finance, Treasurer     1999    $182,000 $136,500     60,000        $1,800
  and Secretary          1998(3) $158,699 $119,000    300,000        $1,800

--------
(1) Option grants may include rights to receive DEUs calculated and credited annually on December 31st based on the extent to which the annual dividend rate on the Company's Common Shares exceeds the average dividend rate on the common shares of the companies comprising the Standard & Poor's 500 Stock Index. DEUs vest on a vesting schedule determined when they are calculated, which is currently either four years or upon a change in control. DEUs are to be settled in Common Shares upon termination of employment or exercise or termination of the related vested options, with the number of such shares being determined at the calculation dates of the DEUs. The Common Share equivalent amounts for DEUs granted to date are as follows, reflecting separately those which vest over four years or only upon a change in control, respectively, Ferdinand Colloredo-Mansfeld--24,269 and 57,579; Robert E. Patterson--20,205 and 46,103; Franz Colloredo-Mansfeld--17,697 and 41,152; and Andrew D. Ebbott, Howard B. Hodgson, Jr., Eugene F. Reilly and Neil E. Waisnor--14,158 and 32,921 each, respectively.

(2) Consists of Company contribution to officer's accounts under the Cabot Savings Plan 401(k). Does not include value attributable to DEUs granted to date.

(3) For the period February 4, 1998 (inception of operations) through December 31, 1998.

Stock Options

  The following table sets forth information concerning grants of options under the Company's Long-Term Incentive Plans to purchase Units to the Named Executive Officers made for service relating to 2000.

Option Grants For Services Performed in Calendar Year 2000

                                      Individual Grants(1)               Potential Realizable
                         ----------------------------------------------- Value at Annual Rates
                         Number of                                          of Stock Price
                         Securities  Percent of                            Appreciation for
                         Underlying Total Options Exercise or               Option Term(2)
                          Options    Granted to   Base Price  Expiration ---------------------
Name                      Granted   Employees(3)   per Share     Date        5%        10%
----                     ---------- ------------- ----------- ---------- ---------- ----------
Ferdinand Colloredo-
 Mansfeld...............  165,000       16.2%       $19.39     3/26/11   $2,012,054 $5,098,940
Robert E. Patterson.....  130,000       12.8%       $19.39     3/26/11    1,585,255  4,017,347
Franz Colloredo-
 Mansfeld...............  110,000       10.8%       $19.39     3/26/11    1,341,369  3,399,293
Andrew D. Ebbott........   75,000        7.4%       $19.39     3/26/11      914,570  2,317,700
Howard B. Hodgson, Jr...   75,000        7.4%       $19.39     3/26/11      914,570  2,317,700
Eugene F. Reilly........   75,000        7.4%       $19.39     3/26/11      914,570  2,317,700
Neil E. Waisnor.........   75,000        7.4%       $19.39     3/26/11      914,570  2,317,700

--------
(1) Options vest in four equal annual installments beginning on the first anniversary of the date of grant, except that all options would vest upon a change of control of the Company. All options awarded in 2000 and 2001 for performance in 2000, were granted without DEUs.

(2) Hypothetical gains based on assumed rates of annual compounded share price appreciation of 5% and 10% from the date of grant over the full option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's projection of future increases in the price of its Common Shares or the Units.

(3) Based on an aggregate of options to purchase 1,019,000 Units granted to employees for services performed during the year ended December 31, 2000.

  The following table sets forth information concerning exercised and unexercised options held by the Named Executive Officers at December 31, 2000.

Aggregated Option Exercises in Last Calendar Year and Calendar Year-End Option Values

                                                      Number of Securities
                                                           Underlying          Value of Unexercised In-the-
                           Shares                     Unexercised Options             Money Options
                         Acquired on                  at December 31, 2000       at December 31, 2000(1)
                          Exercise      Value     ---------------------------- ----------------------------
Name                         (#)     Realized ($) Exercisable Unexercisable(2) Exercisable Unexercisable(2)
----                     ----------- ------------ ----------- ---------------- ----------- ----------------
Ferdinand Colloredo-
 Mansfeld...............     --          --         271,250       313,750         $468          $1,404
Robert E. Patterson.....     --          --         227,500       257,500          468           1,404
Franz Colloredo-
 Mansfeld...............     --          --         202,500       232,500          468           1,404
Andrew D. Ebbott........     --          --         165,000       195,000          468           1,404
Howard B. Hodgson, Jr...     --          --         165,000       195,000          468           1,404
Eugene F. Reilly........     --          --         165,000       195,000          468           1,404
Neil E. Waisnor.........     --          --         165,000       195,000          468           1,404

--------
(1)  Does not include values attributable to DEUs granted to date.

(2) Does not include option grants awarded in 2001 for services performed in calendar year 2000.

Employment Agreements

  Each of the other Named Executive Officers have entered into employment agreements with the Company and the Operating Partnership. Each of the agreements with Messrs. Ferdinand Colloredo-Mansfeld, Robert E. Patterson and Franz Colloredo-Mansfeld is for an initial term of three years, and each year the term automatically extends an additional year unless terminated in advance. The agreements with each of the other Named Executive Officers are for initial terms of two years, with those terms automatically extending each year for an additional year unless terminated in advance. The agreements each provide for annual base compensation and an annual cash bonus to be determined by the Board of Trustees or the Executive Compensation Committee. The annual base compensation may be increased in subsequent years by action of the Board of Trustees or the Executive Compensation Committee. In the event of a change in control of the Company, each agreement provides the employee or the employer with the option of terminating the agreement, resulting in severance payments equal to three times current base salary and the annual bonus paid for the preceding year and also provides for tax reimbursements in certain circumstances. Each executive is required under the terms of his employment agreement to devote substantially all of his business time to the affairs of the Company. The agreements also prohibit each executive from engaging, directly or indirectly, during the term of his employment in activities that compete with those of the Company or the Operating Partnership.

Long Term Incentive Plans

  The Board of Trustees has adopted the Cabot Industrial Trust Long-Term Incentive Plan (the "LTIP") and the Cabot Industrial Trust 1999 Long Term Incentive Plan (the "1999 LTIP"), (collectively referred to as "the Plans"), for the purpose of attracting and retaining highly-qualified executive officers, Trustees and employees. The Plans are administered by the Executive Compensation Committee of the Board of Trustees. As used in this summary, the term "Administrator" means the applicable Board or committee or its delegate, as appropriate. Officers and other employees of the Company, the Operating Partnership and designated subsidiaries and members of the Board of Trustees who are not employees of the Company ("Non-employee Trustees") are eligible to participate in the Plans. Certain awards are made to the Non-employee Trustees automatically and the applicable Administrator selects other individuals for participation in the Plans ("Participants"). No option or other incentive award may be granted under the Plans after the tenth anniversary of the date of their adoption.

  The LTIP authorizes the issuance of up to 4,366,792 Common Shares and Units. The number of Common Shares and Units available may increase to an amount equal to 10% of the aggregate number of outstanding Common Shares and Units. The number of Common Shares or Units underlying awards made to any one individual in any one-year period may not exceed 500,000 Common Shares or 500,000 Units or any combination thereof. The LTIP provides for the grant of
(i) Common Share options intended to qualify as incentive options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) Common Share options and Unit options not intended to qualify as incentive options under Section 422 of the Code, and (iii) dividend equivalent rights and distribution equivalent rights which entitle a Participant to be credited with additional Common Share or Unit rights.

  The 1999 LTIP is maintained as a broadly-based plan within the meaning of the New York Stock Exchange rules. The 1999 LTIP authorizes the issuance of up to 2,000,000 Common Shares and Units. The number of Common Shares or Units underlying awards made to any one individual in any one-year period may not exceed 500,000 Common Shares or 500,000 Units or any combination thereof. The 1999 LTIP provides for the grant of (i) Common Share options and Unit options not intended to qualify as incentive options under Section 422 of the Code,
(ii) dividend equivalent rights and distribution equivalent rights which entitle a Participant to be credited with additional Common Share or Unit rights and (iii) Common Share awards the earning, vesting or distribution of which is subject to one or more conditions established by the Administrator.

  In connection with the grant of options under the Plans other than options to Non-employee Trustees, the Administrator determines the terms of the option, including the option exercise price and any vesting requirements and whether a dividend equivalent right or a distribution equivalent right shall be awarded in conjunction, respectively, with a Common Share option or a Unit option. The Administrator has authority to award options at less than fair market value (as defined in the LTIP and 1999 LTIP) but has not done so to date. At the time of a Non-employee Trustee's initial election or appointment as a Trustee, such Trustee automatically receives an option to purchase 10,000 Common Shares. Thereafter, at the closing of the annual meeting of the Company's shareholders, each continuing Non-employee Trustee shall receive an option to purchase an additional 4,000 Common Shares. All options granted to officers and employees through March 30, 2001 under the Plans have ten-year terms and become exercisable in four equal annual installments commencing on the first anniversary of the date of grant, subject to acceleration of vesting upon a change in control of the Company (as defined in the Plans).

  A Common Share option granted under the Plans may be exercised for any number of whole Common Shares up to the full number of Common Shares for which the option could be exercised. A Unit option may be exercised for any number of whole Units up to the full number of Units for which the option could be exercised. A holder of any option has no rights as an owner with respect to the Common Shares or Units, as applicable, subject to his or her option until the option is exercised. To the extent an option has not become exercisable at the time of the holder's termination of employment, it will be forfeited unless the Administrator has previously exercised its reasonable discretion to make such option exercisable, and all vested options which are not exercised by the expiration date described in the Plans will be forfeited. Any Common Shares or Units subject to an option which is forfeited (or which expires without exercise) will again be available for grant under the Plans. Payment of the exercise price of an option granted under the Plans may be made in cash or by exchanging Common Shares, in the case of Common Share options, or Units, in the case of Unit options, that have, in either case, been held by the Participant for at least six months, or in any combination thereof, as determined by the Administrator.

Savings Plan

  The Company has assumed, and the Operating Partnership and certain subsidiaries, including the Management Company (each a "Participating Employer"), have adopted, the Cabot Savings Plan 401(k) (the "401(k) Plan"). Prior service with Cabot Partners has been credited in full as service with the Company or a Participating Employer for all purposes under the 401(k) Plan, including eligibility and vesting.

  The 401(k) Plan permits each participating employee to defer up to 15% of compensation, subject to the annual statutory limitation prescribed by Section 402(g) of the Code, on a pre-tax basis. The Company and the Participating Employers make matching contributions equal to 100% of the amount deferred, up to the lesser of 6% of compensation or $1,800. The Company and the Participating Employers may also make annual contributions if the Company achieves certain performance objectives determined on an annual basis by the Executive Compensation Committee. Matching and discretionary contributions are made in cash or Common Shares.

                  REPORT OF EXECUTIVE COMPENSATION COMMITTEE

  The Executive Compensation Committee of the Board of Trustees (the "Committee") establishes and administers executive compensation and benefit policies and programs for all senior executive officers. The Committee consists solely of Independent Trustees. The Committee considers an overall compensation philosophy for the Company and its affiliates. It also considers performance or operating goals for participants in the Company's incentive plans, and adopts and administers incentive compensation and equity-based plans. It also reviews senior management's performance against goals and awards salary and incentive and long-term compensation accordingly.

Executive Compensation Goals

  The Committee considers the following goals in performing its duties:

 .   To attract, develop and retain the industry's best people

 .   To align shareholder and employee interests

 .   To create shareholder and employee wealth

 .   To foster a work environment which inspires continuous innovation

 . To accomplish the foregoing goals in the most tax efficient manner to employees and Company

  The Committee adopted the following overall guidelines for reviewing compensation to management and for management to apply to all other employees of the Company:

 . Salaries should be set principally at the median market value of the position and assessed annually. Each benchmarked position has a market range, typically set at the 25th and 75th percentile of comparable market levels for the position.

 . The annual incentive bonus program should provide for variable pay which is clearly linked to performance. A component of the performance standard should be linked to attainment of growth in Funds from Operations ("FFO") and a component should be linked to individual quantitative and qualitative goals.

 . Long-term incentive grants are to be made with the objective of providing senior executives and other key employees with a capital accumulation opportunity commensurate with increases in shareholder value. Grant levels should be based on real estate and general industry practice.

  Pursuant to the Committee's request in 2000, the Company engaged an independent nationally recognized compensation consultant to compare the base salary, annual incentives and long-term incentive plans for the senior executive officers and the remaining management team to competitive market compensation practices, provide an assessment of the overall compensation practices of the Company and review alternative long-term incentive programs used in the real estate investment trust industry. The competitive market comparison was performed using companies of similar size and business characteristics to the Company. In general, the consultant found the Company's senior executive officers' compensation and its overall compensation practices to be competitive.

  The components of the compensation program for senior executives are as follows:

 Base Salary

  Senior executive salary levels are established on the basis of a number of factors including management recommendations, industry comparables, individual performance and overall Company results.

 Annual Incentives

  The Company's senior executive officers participate in an annual incentive cash bonus plan. The target bonus amount for each employee is established based upon bonus levels for positions with comparable responsibilities at other public real estate investment trusts. A minimum of 75% of the senior executives target bonus to be awarded each year is based on a pre-established goal concerning growth in FFO. The remaining discretionary portion is awarded based on achievement of pre-established individual goals and extraordinary contributions to the Company's results for the past year.

 Long-Term Incentive Plans

  Awards of options under the Long-Term Incentive Plans are designed to match senior executive compensation to the creation of shareholder value and allow the senior executives to share in the success of the Company. Annual awards under the Long-Term Incentive Plans are based on recommendation provided in the compensation report and are discretionary.

Section 162(m)

  Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility in the Company's tax return of compensation over $1 million to any of the senior executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company's stockholders. The Committee's policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible to the extent permitted while simultaneously providing Company executives with appropriate rewards for their performance.

Compensation of Chief Executive Officer

  For 2000, the Committee evaluated the compensation of Mr. Colloredo-Mansfeld utilizing the same philosophy and procedures as are applied to the other senior executives of the Company. Mr. Colloredo-Mansfeld's base salary for 2001 increased $18,000 or 6%. Mr. Colloredo-Mansfeld's incentive bonus was primarily based on attainment of the Company's 2000 FFO goal.

EXECUTIVE COMPENSATION COMMITTEE

W. Nicholas Thorndike, Chairman
George M. Lovejoy, Jr.
Christopher C. Milliken
Maurice Segall
Ronald L. Skates

                               PERFORMANCE GRAPH

  In compliance with Securities and Exchange Commission requirements, the following line graph compares the change in the Company's cumulative stockholder return on its shares of Common Stock from January 30, 1998 (the date the Company's shares commenced public trading), to December 31, 2000, to the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index"), the NAREIT Equity REIT Total Return Index ("NAREIT Equity Index"), and Cabot Trust's Peer Group Index(/1/). The graph assumes the investment of $100 in the Company and each of the indices and, as required by the Securities and Exchange Commission, the reinvestment of all distributions. The return shown on the graph is not necessarily indicative of future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                         AMONG CABOT INDUSTRIAL TRUST,
            S&P 500 INDEX, NAREIT EQUITY INDEX AND PEER INDEX(/1/)

                     Base
                    Period
Company/Index       4Feb98    Feb98    Mar98    Apr98    May98    Jun98    Jul98    Aug98    Sep98    Oct98    Nov98    Dec98
-----------------------------------------------------------------------------------------------------------------------------
CABOT INDUSTRIAL
  TRUST              100     107.19   119.06   114.13    110.67   107.83    97.17    95.57   108.40   104.29   109.18   108.27
S&P 500 INDEX        100     104.37   109.72   110.82    108.92   113.34   112.14    95.92   102.07   110.37   117.06   123.80
NAREIT               100      98.30    99.92    96.71     95.89    95.30    89.05    79.83    84.90    82.59    84.09    81.56
PEER GROUP           100      95.97   100.00    94.32     95.50    98.33    92.93    83.26    93.33    88.06    87.41    86.80
Company/Index        Jan99    Feb99    Mar99    Apr99    May99    Jun99    Jul99    Aug99    Sep99    Oct99    Nov99    Dec99
-----------------------------------------------------------------------------------------------------------------------------
CABOT INDUSTRIAL
  TRUST            104.63    100.65    99.99   109.74    115.80   114.45   111.57   110.55   105.41   111.38   102.33   101.18
S&P 500 INDEX      128.98    124.97   129.97   135.01    131.82   139.13   134.79   134.12   130.45   138.70   141.52   162.58
NAREIT              79.94     77.79    77.40    84.92     86.78    85.59    82.44    80.65    77.65    75.64    74.06    76.28
PEER GROUP          87.15     85.50    84.33    88.54     88.71    90.03    86.53    86.34    84.06    83.85    82.58    85.36
Company/Index        Jan00    Feb00    Mar00    Apr00    May00    Jun00    Jul00    Aug00    Sep00    Oct00    Nov00    Dec00
-----------------------------------------------------------------------------------------------------------------------------
CABOT INDUSTRIAL
  TRUST            107.37    101.86   102.55   107.95    108.65   112.40   117.03   112.04   113.82   109.78   110.51   113.67
S&P 500 INDEX      154.41    151.49   166.31   161.30    157.99   161.89   159.36   169.25   160.32   159.64   147.06   147.78
NAREIT              76.54     75.53    77.98    83.12     83.99    86.22    93.55    89.83    92.73    88.75    89.80    96.02
PEER GROUP          85.29     82.86    88.38    92.19     95.38    98.36   106.08   104.87   108.50   100.82   102.72   110.51

(1) Peer index includes AMB Property Corporation, First Industrial Realty Trust, Inc., Meridian Industrial Trust (which was purchased by ProLogis Trust during 1999) and ProLogis Trust.

                 REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

  As part of fulfilling its responsibilities, the Audit and Compliance Committee (the "Committee") has met and held discussions with management and the independent public accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  The Company's independent public accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent public accountants that firm's independence. The Audit and Compliance Committee has considered whether the provision of non-audit services by Arthur Andersen LLP to the Company for the fiscal year ended December 31, 2000, as described in this Proxy Statement under "Independent Public Accountants," is compatible with maintaining Arthur Andersen LLP's independence.

  Based on the Committee's discussion with management and the independent public accountants and the Committee's review of the consolidated financial statements of the Company, the Committee recommended that the Board of Trustees include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

AUDIT AND COMPLIANCE COMMITTEE

Ronald L. Skates (Chairman)
George M. Lovejoy, Jr.
Christopher C. Milliken
Maurice Segall
W. Nicholas Thorndike

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  During 2000, Cabot Advisors provided asset management and property management services related to properties owned by Ferdinand Colloredo-Mansfeld for which it earned fees, charged at rates consistent with rates charged by Cabot Advisors to unrelated third parties, that totaled $174,504 and $35,400, respectively.

  For the period beginning January 1, 2000, the Operating Partnership has advanced unsecured loans to Cabot Advisors, Inc. to fund operations in a maximum amount of $1,834,082 during 2000. Such loans bear interest at the rate of prime plus 2%, and the outstanding balance of such loans on February 28, 2001 was $1,678,937. The Operating Partnership owns all of the outstanding preferred stock of Cabot Advisors, Inc., which as a class is entitled to 95% of all distributions, and Ferdinand Colloredo-Mansfeld owns all of the outstanding common stock of Cabot Advisors, Inc., which as a class is entitled to 5% of all distributions.

  In addition, during calendar year 2000, the Operating Partnership incurred management fee expenses related to its properties of $4,444,000 payable to Cabot Advisors, Inc.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Trustees and officers and beneficial owners of more than ten percent of the outstanding Common Shares to file reports of ownership and changes in ownership of Common Shares with the Securities and Exchange Commission and to send copies of those reports to the Company. Based solely on a review of those reports and amendments thereto furnished to the Company and on written representations of certain of such persons that they were not required to file certain of those reports, the Company believes that no such persons failed to file any such reports on a timely basis during 2000.

                        INDEPENDENT PUBLIC ACCOUNTANTS

 Fiscal 2000 Audit Firm Fee Summary

  During the year ended December 31, 2000, the Trust and its subsidiaries (collectively the Companies) retained their principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

 Audit Fees

  Arthur Andersen LLP billed the Companies and its affiliates an aggregate of $214,000 in fees for professional services rendered in connection with the audit of the Companies' financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Companies' Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

 Financial Information Systems Design and Implementation Fees

  Arthur Andersen LLP did not render any professional services to the Companies or their affiliates in connection with the design or implementation of financial information systems during the year ended December 31, 2000.

 All Other Fees

  Arthur Andersen LLP billed the Companies and their affiliates an aggregate of $343,600 in fees for other services rendered to the Companies and their affiliates, including tax compliance, planning and consulting fees of $241,700, during the year ended December 31, 2000. The remaining fees primarily related to the following:

 .   Registration statements and related matters,

 .   Medium-term note offerings,

 .   Joint ventures and acquisitions, and

 .   Consultation on accounting matters.

          PROPOSAL 2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board has appointed the firm of Arthur Andersen LLP as the Company's independent public accountants for 2001. A proposal to ratify this appointment will be presented at the Annual Meeting. If the selection is ratified, the Board may nonetheless, in its discretion, direct the appointment of a different independent accounting firm at any time if the Board determines that such a change would be in the best interests of the Company and its shareholders.

  The Company expects that representatives of Arthur Andersen LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

  The Board of Trustees recommends a vote FOR the ratification of Arthur Andersen LLP as the Company's independent public accountants.

                                 OTHER MATTERS

  The Board of Trustees is not aware of any matters to be presented at the Annual Meeting other than those listed in the notice of the meeting. If any other matters do come before the Annual Meeting, and may properly be voted upon, the holders of proxies solicited hereby will vote on such other matters in their discretion in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals for the annual meeting of shareholders to be held in 2002, must be received by the Secretary of the Company, in writing, on or before December 1, 2001, to be considered for inclusion in the Company's proxy materials relating to that meeting. Shareholder proposals also must comply with the advance notice and other requirements set forth in the Company's Bylaws, including the requirement that any such proposal must, with certain exceptions if the date of the annual meeting is changed from that of this year's Annual Meeting, be submitted to the Secretary of the Company at least 60 and not more than 90 days prior to the first anniversary of the 2001 Annual Meeting.

                            ADDITIONAL INFORMATION

  The Annual Report prepared by the Company, including the Form 10-K filed by the Company with the Securities and Exchange Commission, for the year ended December 31, 2000, accompanies this proxy statement. The Company will also furnish to any stockholder solicited hereby a copy of the exhibits to the Form 10-K upon payment of copying costs. Requests should be addressed to Investor Relations, Cabot Industrial Trust, Two Center Plaza, Suite 200, Boston, Massachusetts 02108-1906.

                                          By Order of the Board of Trustees,
                                          /s/ Neil E. Waisnor
                                          Neil E. Waisnor
                                          Senior Vice President--Finance,
                                           Treasurer and Secretary

Boston, Massachusetts
March 30, 2001

                                                                     Appendix A

                            Cabot Industrial Trust
                    Audit and Compliance Committee Charter

  The Board of Trustees of Cabot Industrial Trust renews and reaffirms the establishment of a committee of the Board of Trustees to be known as the Audit and Compliance Committee. The Committee's membership, including the qualifications and independence of its members and its responsibilities, shall comply with the corporate governance rules of the New York Stock Exchange and the proxy rules of the Securities and Exchange Commission.

  The Committee shall consist of at least three members, each of whom is independent of management and the Company and each of whom satisfies the qualification requirements established by the New York Stock Exchange. The Board of Trustees shall appoint the members of the Committee annually, who shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Committee.

 Primary Responsibilities:

  The mission of the Committee is to represent and assist the Cabot Industrial Trust Board of Trustees in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

 . oversee the maintenance by management of adequate internal accounting controls such that there is reasonable assurance that assets are safeguarded,

 . monitor and confirm that the processes which govern the execution and recording of transactions are appropriate,

 . monitor the integrity of the financial reporting process and the application of generally accepted accounting principles,

 . establish and review appropriate mechanisms overseeing compliance with management's policies for conducting business, including ethical business standards,

 . monitor the independence and performance of the Company's independent auditors, and

 . provide an avenue of communication among the independent auditors, management and the Board of Trustees.

A. Independent Audit:

 1) The Committee will establish and confirm that the independent auditors are ultimately accountable to the Committee and the Board of Trustees. The Committee will recommend to the Board of Trustees the appointment of the independent auditors and the fee structure for the annual audit as well as approve any discharge of independent auditors when circumstances warrant.

 2) The Committee will review the independent auditors' risk assessment and the related scope of the proposed audit approach to be utilized for the current year.

 3) The Committee will periodically review the independence of the auditors, including management's evaluation of factors related to the independence of the independent auditors. In that connection, the Committee will make inquiry on an annual basis of all significant services, in addition to the annual audit, which the independent auditing firm performs for the Company, and of any other relationships that the independent auditors have with the Company that could impair the auditors' independence.

 4) The Committee will periodically review management's assessment of the performance of the independent auditors.

 5) The Committee will review with the independent auditor any problems or difficulties the auditor may have encountered in the course of the audit work and any management letter provided by the independent auditor and the Company's response to that letter.

B. Financial Reporting:

 1) The Committee will make inquiry about changes in accounting standards that may significantly affect financial reporting practices.

 2) The Committee will make inquiry about any significant accounting accruals and contingent liabilities.

 3) The Committee will review the annual SEC Form 10-K, including the audited financial statements and the annual proxy statement, and discuss them with management and the independent auditors prior to release. On the basis of such review and discussion, the Committee will recommend to the Board of Trustees the inclusion of the audited financial statements of the Company in its Annual Report on Form 10-K.

 4) The Committee will review with management and the independent auditors the Company's quarterly and year-end financial results prior to the release of earnings and/or the Company's quarterly and annual financial statements prior to filing or distribution. The Committee will discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with the Statement on Auditing Standards No. 61. The Chairman of the Committee may represent the entire Committee for purposes of this review.

C. Risk Monitoring and Control:

 1) In consultation with management and the independent auditors, the Committee will consider the integrity of the Company's financial reporting processes and controls.

 2) The Committee will review management's process for identifying, assessing, monitoring and reporting risks and controls, including, but not limited to, computer systems and the risk of financial fraud.

 3) The Committee will review management's evaluation of the effectiveness of the system of internal controls and the report of management's responsibility for financial statements included in the annual report.

D. Other Committee Activities:

 1) The Committee will review and reassess the adequacy of this charter at least annually.

 2) In accordance with the requirements of the Securities and Exchange Commission, the Committee will annually prepare a report to shareholders to be included in the Company's annual proxy statement.

 3) The Committee shall provide to the independent auditors and the Company's Chief Accounting Officer a private and confidential audience periodically, or as requested (but not less than once per year). There shall be ongoing unrestricted access between the Committee, the Company's Chief Accounting Officer and the independent auditors. The Committee will make inquiry of the independent auditors regarding any significant issues that require special attention of the Committee.

 4) The Committee may, at its discretion, request that management or the independent auditors undertake special projects or investigations that it deems necessary to fulfill its responsibilities.

 5) The Committee shall be informed by Senior Financial Management of additional or supplemental opinions, if any, requested by the Company from an accounting firm other than the Company's independent public accountants.

 6) The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

ZCAB4B                            DETACH HERE

                                     PROXY

                            CABOT INDUSTRIAL TRUST

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


     The undersigned hereby appoints Ferdinand Colloredo-Mansfeld, Robert E. Patterson, Franz Colloredo-Mansfeld and Neil E. Waisnor, jointly or individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all common shares of beneficial interest, par value $0.01 per share, of Cabot Industrial Trust, a Maryland real estate investment trust (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 10, 2001, or any adjournments thereof, as follows on the reverse side.


_______________                                                  _______________
| SEE REVERSE |   CONTINUED AND TO BE SIGNED ON REVERSE SIDE     | SEE REVERSE |
|    SIDE     |                                                  |    SIDE     |
_______________                                                  _______________

CABOT INDUSTRIAL TRUST
 c/o EquiServe
 P.O. Box 9398
 Boston, MA 02205-9398




ZCAB4A                            DETACH HERE

[x]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

1.   Election of Trustees

NOMINEES FOR CLASS I TRUSTEES:     (01) George M. Lovejoy, Jr. and
                                   (02) Maurice Segall

       FOR                              WITHHELD
       ALL          [_]       [_]       FROM ALL
     NOMINEES                           NOMINEES

     [_]  ______________________________________
          For all nominees except as noted above

2.   Proposal to ratify appointment of            FOR     AGAINST     ABSTAIN
     Arthur Andersen LLP as the Company's         [_]       [_]         [_]
     independent public accountants for
     the year ending December 31, 2001.

3. In accordance with their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

(Please sign exactly as name appears on share certificate. When shares are registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:_______________Date:__________Signature:_______________Date:__________